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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 24, 1996


                        FEDERAL PAPER BOARD COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                 NORTH CAROLINA
                 (State or Other Jurisdiction of Incorporation)


         1-3838                                          22-0904830
(Commission File Number)                    (IRS Employer Identification Number)


75 CHESTNUT RIDGE ROAD, MONTVALE, NEW JERSEY                          07645
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 391-1776
              (Registrant's Telephone Number, including Area Code)
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                       INFORMATION INCLUDED IN THIS REPORT

Item 5.        OTHER EVENTS.

               On January 24, 1996, Federal Paper Board Company, Inc. (the "Registrant") issued a press release announcing (a) its preliminary, unaudited earnings, sales and net income for the 16 weeks and 52 weeks ended December 30, 1995 and (b) the Department of Justice's decision not to proceed further with its review of the proposed merger between the Registrant and Focus Merger Co., Inc., a wholly owned subsidiary of International Paper Company.

               A copy of the press release issued by the Registrant on January 24, 1996 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      Financial Statements of Businesses Acquired.

                        NOT APPLICABLE.

               (b)      Pro Forma Financial Information.

                        NOT APPLICABLE

               (c)      EXHIBITS

                        99.1 Press Release issued by Federal Paper Board Company, Inc. on January 24, 1996
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FEDERAL PAPER BOARD COMPANY, INC.

Date:  February 5, 1996                         By:    /s/  Quentin J. Kennedy
                                                       -------------------------
                                                Name:  Quentin J. Kennedy
                                                Title: Director, Executive Vice
                                                       President and Secretary
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                                INDEX TO EXHIBITS

Exhibit

99.1 Press Release issued by Federal Paper Board Company, Inc. on January 24, 1996.